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                                                                    EXHIBIT 10




                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report, dated February 9, 1996, in the Registration Statement (Form N-4) and the related Statement of Additional Information of Security First Life Insurance Company.



                                           /s/ Ernst & Young LLP
                                           ---------------------------
                                               ERNST & YOUNG LLP


Los Angeles, California
December 10, 1996